UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 8, 2006
AVONDALE INCORPORATED
(Exact name of registrant as specified in its charter)

Georgia	33-68412	58-0477150
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

506 South Broad Street
Monroe, Georgia	30655
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (770) 267-2226
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     Avondale Incorporated is holding its annual shareholders meeting on November 16, 2006. At the meeting, the shareholders will consider and vote upon (1) the ratification, confirmation and approval of a plan for the sale of all or substantially all of Avondale’s assets in a series of transactions in connection with its ongoing liquidation and the permanent withdrawal of its assets from use in the company’s business and (2) the election of nine directors. In connection with the meeting, on November 8, 2006, Avondale mailed unaudited consolidated financial statements for the period from August 27, 2005 to May 26, 2006 prepared on a going concern basis and from May 27, 2006 to August 25, 2006 prepared on a liquidation basis, with certain exceptions. Under the liquidation basis of accounting, assets are valued at their estimated net realizable values and liabilities are stated at their estimated settlement amounts. The ongoing application of the liquidation basis of accounting requires management to make significant estimates and judgments. Certain adjustments and accruals pursuant to the liquidation basis of accounting have not been recorded in the Company’s unaudited consolidated financial statements due to the uncertainties regarding the underlying estimates and likelihood that the actual outcomes will differ from management’s estimates at this time. As a result of the absence of these adjustments and accruals, the consolidated financial statements are not in conformity with generally accepted accounting principles on the liquidation basis of accounting. The financial statements referenced above are attached hereto as Exhibit 99.1 and are incorporated herein by reference in their entirety.
Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1
The following unaudited consolidated financial statements of Avondale Incorporated for the period from August 27, 2005 to May 26, 2006 prepared on a going concern basis and from May 27, 2006 to August 25, 2006 prepared on a liquidation basis are filed with this Current Report on Form 8-K.

Consolidated Statement of Net Assets in Liquidation as of August 25, 2006
Consolidated Statements of Net Income (Loss) from August 27, 2005 to May 26, 2006 (Going Concern Basis), from May 27, 2006 to August 25, 2006 (Liquidation Basis) and for the Fiscal Year Ended August 25, 2006
Consolidated Statements of Changes in Shareholders’ Equity from August 27, 2005 to May 26, 2006 (Going Concern Basis) and Changes in Net Assets in Liquidation from May 27, 2006 to August 25, 2006 (Liquidation Basis)
Consolidated Statements of Cash Flows from August 27, 2005 to May 26, 2006 (Going Concern Basis), from May 27, 2006 to August 25, 2006 (Liquidation Basis) and for the Fiscal Year Ended August 25, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2006	AVONDALE INCORPORATED
	By:	/s/ Jack R. Altherr, Jr.
Jack R. Altherr, Jr.
Vice Chairman and Chief Financial Officer

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